                     THE FINANCE COMPANY OF PENNSYLVANIA

                                 FOUNDED 1871

                                     LOGO

                                ANNUAL REPORT

                              DECEMBER 31, 1995

                      THE FINANCE COMPANY OF PENNSYLVANIA
                               226 WALNUT STREET
                             PHILADELPHIA, PA 19106

                               BOARD OF DIRECTORS
                             Charles E. Mather III

         Geoffrey Stengel                 Jonathan D. Scott
      Herbert S. Riband, Jr.              Frank A. Wood, Jr.

                                    OFFICERS
                        Charles E. Mather III, President
                    Frank A. Wood, Jr., Secretary-Treasurer
                   Doranne H. Case, Asst. Secretary-Treasurer
                     Mary Ellen Christ, Assistant Secretary

                      THE FINANCE COMPANY OF PENNSYLVANIA
                               226 WALNUT STREET
                             PHILADELPHIA, PA 19106

                                           February 9, 1996

TO OUR SHAREHOLDERS:

     We are pleased to submit your Company's one hundred and twenty-fourth Annual Report.

     The following is a summary of financial information for the years 1991 to 1995:

                          Dividends Paid
            Net         ------------------      Dec. 31
         Investment                            Net Asset
Year       Income       Regular     Extra        Value
----     ----------     -------     ------     ---------
1991       $19.60       $10.00      $ 9.81      $597.94
1992        20.90        10.75       10.14       633.16
1993        22.14        11.00       11.09       646.40
1994        23.05        11.00       11.99       568.74
1995        24.80        11.00       15.73       736.90

     As a Regulated Investment Company, the Company is required to pay to its shareholders at least 98% of its ordinary income for the calendar year 1995 or pay a 4% non-deductible Federal Excise Tax on its undistributed ordinary income. Your Board of Directors has elected to distribute 100% of the ordinary income.

     On January 26, 1996, the Company paid to the Shareholders of record on December 29, 1995, the regular quarterly dividend of $2.75 and an extra dividend of $15.73, making a total dividend of $18.48 per share. The tax law also requires that the final dividend, although paid in 1996, is taxable to the shareholders in 1995. In addition to this dividend, the Company paid three regular dividends of $2.75 in 1995 to the shareholders on March 31, June 30 and September 30, for a total of $11.00 in regular dividends.

     Common stocks constitute 78.87% of the portfolio of investments at market on December 31, 1995, compared with 81.20% one year earlier.

     Our Investment Adviser, Cooke & Bieler, Inc., is present at each of our Board Meetings and is available for consultation throughout the year.

     We were pleased in 1995 to increase the extra dividend by $3.74 per share, however we should point out that of this amount, $1.97 per share represents a short-term capital gain which we cannot expect to recur this year. The board and staff of THE FINANCE COMPANY OF PENNSYLVANIA look forward to 1996 and the challenges it will present.


                                           /s/ CHARLES E. MATHER III
                                           --------------------------------
                                           Charles E. Mather III, President

[LOGO]

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholders of The Finance Company of
Pennsylvania:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Finance Company of Pennsylvania as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1995 and 1994, and the condensed financial information for each of the years in the five-year period ended December 31, 1995. These financial statements and the condensed financial information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the condensed financial information are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that out audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and condensed financial information present fairly, in all material respects, the financial position of The Finance Company of Pennsylvania at December 31, 1995, the results of its operations, the changes in its net assets, and the condensed financial information for the respective stated periods in conformity with generally accepted accounting principles.
DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
January 17, 1996

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

ASSETS
INVESTMENTS-AT MARKET OR FAIR VALUE (NOTE 1):
     U.S. TREASURY NOTES (IDENTIFIED COST
        $4,926,453)...................................   $ 5,265,594
     MUTUAL FUNDS & OTHER SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $4,078,163)...............     4,078,163
     COMMON STOCKS (IDENTIFIED COST $8,505,741)
           INCLUDING AFFILIATE (NOTE 2)...............    34,886,124
                                                         -----------
                TOTAL INVESTMENTS.....................    44,229,881
CASH..................................................        12,595
ACCRUED INTEREST AND DIVIDENDS RECEIVABLE.............       233,905
PREPAID EXPENSES......................................        29,784
OTHER ASSETS..........................................         3,150
                                                         -----------
                TOTAL.................................    44,509,315
                                                         -----------
LIABILITIES
DIVIDENDS PAYABLE (NOTE 6)............................     1,075,888
ACCRUED EXPENSES AND TAXES (NOTE 1)...................       519,457
PAYABLE FOR REDEMPTIONS...............................       207,074
                                                         -----------
                TOTAL.................................     1,802,419
                                                         -----------
NET ASSETS
NET ASSETS (WITH INVESTMENTS AT MARKET OR FAIR VALUE)
     EQUIVALENT TO $736.90 PER SHARE ON 57,955 SHARES
     OF $10 PAR VALUE CAPITAL STOCK OUTSTANDING AT
     DECEMBER 31, 1995 (AUTHORIZED 232,000 SHARES)....   $42,706,896
                                                         ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1995
                      U.S. TREASURY OBLIGATIONS -- 11.91%

                                                             Aggregate
                                                               Quoted
                                                               Market
Principal                                       Identified     Price
 Amount                                            Cost       (Note 1)
---------                                       ----------   ----------
            U.S.TREASURY NOTES 8%
  500,000        DUE 1/15/97..................  $  499,301   $  513,437
            U.S. TREASURY NOTES 9 1/4% DUE
1,000,000        8/15/98......................   1,000,128    1,096,563
            U.S. TREASURY NOTES 8 7/8% DUE
  900,000        2/15/99......................     901,037      991,688
            U.S. TREASURY NOTES 7 3/4% DUE
  700,000        1/31/00......................     699,068      760,155
            U.S. TREASURY NOTES 7 7/8% DUE
1,000,000        8/15/01......................   1,064,066    1,117,188
            U.S. TREASURY NOTES 6 3/8% DUE
  750,000        8/15/02......................     762,853      786,563
                                                ----------   ----------
            TOTAL.............................   4,926,453    5,265,594
                                                ----------   ----------
                  MUTUAL FUNDS AND OTHER SHORT-TERM
                            SECURITIES -- 9.22%

                 Face Value/
               Principal Amount
           -----------------------
   45,000   TREASURY TRUST FUND...............      45,000       45,000
1,971,776   FEDERAL TRUST FUND................   1,971,776    1,971,776
2,061,387   FED FUND..........................   2,061,387    2,061,387
                                                ----------   ----------
            TOTAL.............................   4,078,163    4,078,163
                                                ----------   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 1995

                            COMMON STOCKS -- 78.87%

                                                             Aggregate
                                                               Quoted
                                                               Market
 Number                                         Identified     Price
of Shares                                          Cost       (Note 1)
---------                                       ----------   ----------
            PETROLEUM AND MINING -- 6.53%
   16,000   EXXON CORP........................  $   91,444   $1,288,000
   10,000   MOBILE CORP. .....................      62,715    1,117,500
   15,000   PENN VIRGINIA CORP. ..............      22,382      483,750
                                                ----------   ----------
            TOTAL.............................     176,541    2,889,250
                                                ----------   ----------
            BANKING, INSURANCE AND FINANCIAL
            HOLDING COMPANIES -- 41.17%
   11,000   DUN & BRADSTREET..................     462,115      712,250
    9,500   MARSH & MCLENNAN, INC. ...........     522,710      843,125
  494,000   PNC BANK CORP. ...................     298,459   15,931,500
   16,000   STATE STREET BOSTON CORP. ........     519,335      720,000
                                                ----------   ----------
            TOTAL.............................   1,802,619   18,206,875
                                                ----------   ----------
            MANUFACTURING AND DIVERSIFIED -- 18.76%
   17,000   AMERICAN GREETINGS................     472,000      469,625
   10,000   AMP, INC. ........................     208,710      382,500
   10,000   AVERY DENNISON CORP. .............     209,660      501,250
    6,500   BOEING CO. .......................     238,456      509,438
   21,000   CORNING INC. .....................     631,845      672,000
   19,000   DOVER CORP. ......................     345,719      700,625
    6,000   DOW CHEMICAL CO. .................     116,337      421,500
    6,000   EMERSON ELECTRIC..................     181,980      490,500
   19,000   GENUINE PARTS CO. ................     469,072      779,000
    5,500   INT'L FLAVORS & FRAGRANCES........     212,118      264,000
   10,000   MINNESOTA MINING & MFG. CO. ......     177,770      663,750
    4,000   PHILIP MORRIS COS. ...............     202,530      361,000
   18,500   READERS DIGEST....................     769,106      948,125
   15,000   SHERWIN WILLIAMS CO. .............     481,800      611,250
   11,000   UNION CAMP CORP. .................     386,515      523,875
            ----------------------------------  ----------   ----------
            TOTAL.............................   5,103,618    8,298,438
            ----------------------------------  ----------   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 1995

                           COMMON STOCKS -- CONCLUDED

                                                             Aggregate
                                                              Quoted
                                                              Market
 Number                                       Identified       Price
of Shares                                        Cost        (Note 1)
---------                                     -----------   -----------
            DRUGS AND PHARMACEUTICALS -- 5.34%
    9,000   BRISTOL-MYERS SQUIBB CO. .......  $   506,137   $   772,874
    4,000   JOHNSON & JOHNSON...............       88,070       342,000
    9,000   MERCK & CO. ....................      202,710       590,625
   12,000   SCHERING-PLOUGH.................      342,795       657,000
                                              -----------   -----------
            TOTAL...........................    1,139,712     2,362,499
                                              -----------   -----------
            COMMUNICATIONS -- 1.51%
   10,000   BELL ATLANTIC CORP. ............      178,287       668,750
                                              -----------   -----------
            FOOD/RETAIL MERCHANDISING -- 2.35%
   14,000   COCA-COLA CO. ..................       33,565     1,039,500
                                              -----------   -----------
            DIVERSIFIED HOLDING -- 3.21%
      732   PENNSYLVANIA WAREHOUSING AND
                 SAFE DEPOSIT COMPANY (NOTE
                 2).........................       71,399     1,420,812
                                              -----------   -----------
            TOTAL COMMON STOCKS.............    8,505,741    34,886,124
                                              -----------   -----------
            TOTAL INVESTMENTS...............  $17,510,357   $44,229,881
                                              ===========   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
     INCOME:
           DIVIDENDS (INCLUDING DIVIDENDS FROM
                AFFILIATE -- NOTE 2)....................    $ 1,416,349
           INTEREST.....................................        386,659
                                                            -----------
                TOTAL...................................      1,803,008
     EXPENSES:
           COMPENSATION....................   $   98,400
           TAXES OTHER THAN INCOME TAXES...       18,169
           DIRECTORS' FEES (NOTE 5)........       39,525
           INVESTMENT ADVISORY FEES (NOTE
             5)............................       88,647
           LEGAL...........................        5,455
           AUDITING & ACCOUNTING...........       47,675
           CUSTODIAN.......................       13,330
           INSURANCE.......................       19,251
           OTHER OFFICE AND
             ADMINISTRATIVE................       16,850
                                              ----------
                TOTAL...................................        347,302
                                                            -----------
     NET INVESTMENT INCOME..............................      1,455,706
                                                            -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  (NOTE 3):
     REALIZED GAIN FROM SECURITY
        TRANSACTIONS
           (EXCLUDING SHORT-TERM
             INVESTMENTS):
           PROCEEDS FROM SALES.............   $4,811,902
           COST OF SECURITIES SOLD.........    3,252,543
                                              ----------
                NET REALIZED GAIN.......................      1,559,359
     UNREALIZED APPRECIATION OF
        INVESTMENTS:
           AT JANUARY 1, 1995..............   17,777,362
           AT DECEMBER 31, 1995............   26,719,524
                                              ----------
     DECREASE IN NET UNREALIZED APPRECIATION............      8,942,162
                                                            -----------
NET GAIN ON INVESTMENTS.................................     11,957,227
                                                            -----------
CAPITAL GAINS TAX PAYABLE ON BEHALF OF SHAREHOLDERS
  (NOTE 1)..............................................       (499,377)
                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....    $11,457,850
                                                            ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                1995           1994
                                             -----------    -----------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
     NET INVESTMENT INCOME................   $ 1,455,706    $ 1,375,616
     NET REALIZED GAIN ON INVESTMENTS.....     1,559,359        277,041
     INCREASE (DECREASE) IN NET UNREALIZED
        APPRECIATION ON INVESTMENTS.......     8,942,162     (4,800,243)
     CAPITAL GAINS TAX PAYABLE ON BEHALF
        OF SHAREHOLDERS (NOTE 1)..........      (499,377)       (96,208)
                                             -----------    -----------
     NET INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS.........    11,457,850     (3,243,794)
     UNDISTRIBUTED INVESTMENT INCOME
        INCLUDED IN PRICE OF SHARES
        REDEEMED..........................       (14,095)        (8,734)
     REALIZED GAIN FROM SECURITY
        TRANSACTIONS INCLUDED IN PRICE OF
        SHARES REDEEMED...................       (18,569)        (2,162)
     DIVIDENDS TO SHAREHOLDERS FROM NET
        INVESTMENT INCOME.................    (1,555,512)    (1,367,197)
CAPITAL SHARE TRANSACTIONS:
     (EXCLUSIVE OF AMOUNTS ALLOCATED TO
        INVESTMENT INCOME AND NET REALIZED
        GAIN FROM SECURITY TRANSACTIONS)
        (NOTE 1):
           COST OF SHARES OF CAPITAL STOCK
             REDEEMED.....................      (855,906)      (547,522)
                                             -----------    -----------
     TOTAL INCREASE (DECREASE) IN NET
        ASSETS............................     9,013,768     (5,169,409)
NET ASSETS:
     BEGINNING OF YEAR....................    33,693,128     38,862,537
                                             -----------    -----------
     END OF YEAR [INCLUDING UNDISTRIBUTED
        NET INVESTMENT LOSS OF ($269,069)
        AND ($268,602) RESPECTIVELY]......   $42,706,896    $33,693,128
                                             ===========    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

                         NOTES TO FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

1. SIGNIFICANT ACCOUNTING POLICIES
     The Company is registered under the Investment Company Act of 1940, as amended, as a regulated open-end investment company. On April 21, 1964, the stockholders approved amendments to the Articles of Incorporation whereby, since that date, the Company has held itself ready to redeem any of its outstanding shares at net asset value. Net asset value for redemptions is determined at the close of business on the day of formal tender of shares or the next day on which the New York Stock Exchange is open. Transactions in capital stock were as follows:

                                                 Number      Aggregate
                                                of Shares     amount
                                                ---------    ---------
Shares redeemed:
           Year Ended December 31, 1995......     1,287      $888,570
           Year Ended December 31, 1994......       880      $558,418

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

Portfolio Valuation
     Marketable securities are generally valued at the last reported sales price on December 31, 1995. Where a last sales price is not reported, the latest bid price is used. Marketable securities for which neither a sale nor a bid price was reported on December 31, 1995 are valued at the latest sale or bid price previously reported. Investments in non-marketable securities are valued at fair value as determined by the Board of Directors (see Note 2).

Federal Income Taxes
     No provision has been made for Federal income taxes other than capital gains tax because the Company has elected to be taxed as a regulated investment company meeting certain requirements of the Internal Revenue Code. As such, the Company is paying the applicable Federal capital gains tax for shareholders and retaining the net balance for reinvestment, except to the extent that such gains are considered to have been distributed to redeeming shareholders.

Equalization
     The Company follows the accounting practices known as "equalization" by which a portion of the costs of redemption of capital shares equivalent to the amount, on a per share basis, of distributable investment income on the date of the transaction is charged to the undistributed income, so that undistributed income per share is unaffected by Company shares redeemed. Similarly, on redemptions, a pro rata portion of realized capital gains is charged against undistributed realized gains.

Other
     As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

2. NON-MARKETABLE SECURITY OF AFFILIATE
     There is no ready market for the below listed security. Fair value is established by the Board of Directors of The Finance Company of Pennsylvania.

     The Pennsylvania Warehousing and Safe Deposit Company is defined as an affiliate under the Investment Company Act of 1940 in that the Company owns 5% or more of the outstanding voting securities of such company. Further, if at the time of public sale of any of these shares the Company would be deemed a "control person," it would be necessary to register said shares under the Securities Act of 1933 prior to their sale.

                                                                        For the
                                                                       year ended
                                      December 31, 1995               December 31,
                            -------------------------------------         1995
                            Percent     Identified        Fair          Dividend
Shares                       Owned         Cost          Value           Income
-------                     -------     ----------     ----------     ------------
732        Pennsylvania
           Warehousing
           and Safe
           Deposit
           Company          16.92%       $ 71,399      $1,420,812       $ 65,880
                            =======     =========      ==========     =============

3. PURCHASES AND SALES OF SECURITIES
     The aggregate cost of securities purchased, the proceeds from sales and maturities of investments, and the cost of securities sold (excluding U.S. Government short-term securities) for the year ended December 31, 1995 were:

                                Historical                         Cost of
                                  Cost of      Proceeds from     Securities
                                Investments      Sales and        Sold and
                                 Purchased      Maturities         Matured
                                -----------    -------------    -------------
Common stocks................   $1,003,935      $ 4,145,043      $  2,551,275
U.S. Treasury notes..........      698,859          666,859           701,268
Mutual funds and other short-
  term securities............    5,670,163        3,264,073         3,264,073
                                -----------    -------------    -------------
     Total...................   $7,372,957      $ 8,075,975      $  6,516,616
                                ===========    ==============      ==========

4. LEASE
     The Company rents office space under a lease expiring in April 1996. The lessor Company's President also serves on the Board of Directors of the Company. Minimum annual rental for this space is $5,100.

5. OTHER INFORMATION FOR THE YEAR ENDED
   DECEMBER 31, 1995
     Directors of the Company, who are not also employees, are paid a fee for attendance at meetings of the Board of Directors and its committees. Compensation of officers amounted to $98,400.

     Investment advisory fees payable monthly to Cooke & Bieler, Inc., are based on the monthly closing portfolio value, less the value of certain investments at an annual rate of .5 of 1%.

6. SUBSEQUENT EVENT
     A dividend from net investment income of $1,071,008 was declared on December 13, 1995 payable at $18.48 per share on January 26, 1996 to shareholders of record on December 29, 1995.

                        CONDENSED FINANCIAL INFORMATION

Selected data for each share of capital stock outstanding throughout each period:

                                        Year Ended December 31
                           1995       1994       1993       1992       1991
                          ---------------------------------------------------
Investment income......   $ 30.77    $ 28.64    $ 27.52    $ 26.48    $ 24.74
Expenses...............      5.97       5.59       5.38       5.58       5.14
                          -------    -------    -------    -------    -------
Net investment
  income...............     24.80      23.05      22.14      20.90      19.60
Dividends from net
  investment income....    (26.73)    (22.99)    (22.09)    (20.89)    (19.81)
Net realized gain
  (loss) and increase
  (decrease) in
  unrealized
  appreciation.........    170.09     (77.72)     13.19      35.21     158.47
                          -------    -------    -------    -------    -------
Net increase (decrease)
  in net asset value...    168.16     (77.66)     13.24      35.22     158.26
Net asset value:
  Beginning of year....    568.74     646.40     633.16     597.94     439.68
                          -------    -------    -------    -------    -------
  End of year..........   $736.90    $568.74    $646.40    $633.16    $597.94
                          =======    =======    =======    =======    =======
Annual ratio of
  expenses to average
  net assets...........      0.89%      0.89%      0.81%      0.91%      0.99%
Annual ratio of net
  investment income to
  average net assets...      3.72%      3.68%      3.34%      3.40%      3.78%
Annual portfolio
  turnover rate........      4.67%      9.17%      9.16%      7.65%      6.21%
Number of shares
  outstanding at end of
  period (in
  thousands)...........        58         59         60         61         61

                       See Notes to Financial Statements

                    CHANGES IN THE PORTFOLIO OF INVESTMENTS
                     (EXCLUSIVE OF SHORT-TERM INVESTMENTS)
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1995

                                   PURCHASES

                                             Changes        Balance
                                              During      December 31,
                                            the Period        1995
                                            ----------    ------------
                                                 Number of Shares
                                            --------------------------
American Greetings.......................      7,000          17,000
Corning, Inc. ...........................      3,000          21,000

                                     SALES

                                                 Number of Shares
                                            --------------------------
Boeing, Co. .............................      4,000           6,500
Bristol Meyers Squibb....................      2,500           9,000
Dover Corp. .............................      1,500          19,000
PNC Bancorp. ............................     10,000         494,000
Schering Plough..........................      2,000          12,000
State Street Boston Co. .................      4,000          16,000
Union Camp Corp. ........................      2,500          11,000

                                  STOCK SPLITS

                                                 Number of Shares
                                            --------------------------
Dover Corp. .............................      9,500          19,000